UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                          Date of Report: March 9, 2005
                (Date of earliest event reported: March 3, 2005)


                                  MidNet, Inc.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                     0-32199                    95-4735256
(State of incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

   Suite 300-1055 West Hastings Street
        Vancouver, B.C. Canada                                     V6E 2E9
(Address of principal executive offices)                          (Zip Code)


       Registrant's Telephone Number, Including Area Code: (604) 609-6188


                                 Not applicable.
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 1 -- REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective March 3, 2005, the registrant entered into an agreement with World Accessibility Marketplace Inc. ("World Accessibility") whereby the registrant will provide hardware fingerprinting or registration services to World Accessibility. The registration services will allow certain telecommunications devices marketed by World Accessibility to operate over the registrant's digital communications system known as The Middle Network. The agreement provides a flat rate fee of $4 (Canadian) for each device registered. Under the agreement, the registrant is required to register a minimum of 300,000 devices during the calendar year 2005. A copy of a press release describing the event is furnished herewith as Exhibit 99.1.

Mr. Tilo Kunz, Chairman and C.O.O. of the registrant, currently serves as the Chairman of World Accessibility. Mr. Kunz serves in such capacity for World Accessibility without any form or arrangement for compensation of any nature, presently or in the future, and owns no form of equity in World Accessibility, either directly or indirectly. However, Mr. Tilo Kunz's father, Eric Kunz, indirectly owns 50% of the total outstanding equity in World Accessibility. Mr. Tilo Kunz devotes nominal time to the business of World Accessibility.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

    99.1  Press release of the registrant dated March 3, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MidNet, Inc.

Date: March 9, 2005                         By: /s/ Peter Fentiman
                                               -----------------------------
                                               Peter Fentiman
                                               Chief Executive Officer
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                                 EXHIIBIT INDEX

     Exhibit                            Description
     -------                            -----------
      99.1           Press release of the registrant dated March 3, 2005.